SUB-ITEM 77Q1(E)
        COPIES OF MATERIAL AMENDMENTS TO REGISTRANT'S BY-LAWS


The Registrant's By-laws, Exhibit (b) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 187 on December 28, 2005, accession number 0001275125-05-000626.